                                                                    EXHIBIT 10.1

                     SECOND AMENDMENT TO REPAYMENT AGREEMENT
                      AND FIFTH AMENDMENT TO LOAN AGREEMENT


         This Second Amendment to Repayment Agreement and Fifth Amendment to Loan Agreement ("Second Amendment") is made as of the 31st day of January, 1999, by and among KEYBANK NATIONAL ASSOCIATION, f/k/a Society Bank, Michigan, a national banking association located at 127 Public Square, Cleveland, Ohio 44114 ("KeyBank" or "Bank"), NEMATRON CORPORATION, a Michigan corporation located at 5840 Interface Drive, Ann Arbor, Michigan 48103 ("Borrower") and NEMASOFT, INC., a Michigan corporation located at 5840 Interface Drive, Ann Arbor, Michigan 48103 ("Guarantor"; Borrower and Guarantor together referred to as "Interested Parties").

                                    RECITALS

         WHEREAS, Bank and the Interested Parties executed a certain Repayment Agreement dated as of September 28, 1998 ("Repayment Agreement"); and

         WHEREAS, Bank and the Interested Parties executed a certain First Amendment to Repayment Agreement and Fourth Amendment to Loan Agreement dated as of December 1, 1998 ("First Amendment"); and

         WHEREAS, capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Repayment Agreement; and

         WHEREAS, the Line of Credit will terminate, and the Amended Notes mature on January 31, 1999, and have not been repaid; and

         WHEREAS, the Interested Parties have asked that Bank extend Borrower's Line of Credit on the terms described herein, to enable Borrower to obtain a new equity infusion of not less than Three Million Dollars ($3,000,000.00), and continue Borrower's efforts to return to profitability, to which request Bank has acquiesced.

I.       AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing, and the agreements and covenants herein, the parties agree as follows:

         1. Recitals.  The Recitals are incorporated herein by reference.

         2. Restructure and Amendment of Loan Documents. Certain of the Loan Documents shall be amended as follows:

                                                              i) Section 1 of
                                                     the Repayment Agreement is
                                                     amended by deleting the
                                                     definitions of "Amended
                                                     Notes",

                                                     "Obligations",
                                                     "Original Loan Documents",
                                                     "Second Line Note" and
                                                     "Second Term Note" and
                                                     inserting the following in
                                                     lieu thereof:

                           "Amended Notes" means the Third Line Note and the
                  Third Term Note.

                           "Obligations" shall mean every liability now or
                  hereafter owing by Interested Parties to Bank or KCCI whether owing by Borrower alone or by one or more others in a several, joint or joint and several capacity, whether owing absolutely or contingently, whether created by loan, overdraft, guaranty of payment or other contract or by quasi contract, tort, statute or other operation of law, whether incurred directly to the Bank or KCCI or acquired by Bank or KCCI by purchase, assignment, pledge or otherwise and whether participated to or from Bank or KCCI in whole or in part and specifically includes all debt created or evidenced by the Loan Documents.

                           "Original Loan Documents" means all documents
                  heretofore executed in connection with the Original Notes, as well as all documents evidencing leases of equipment by KCCI to any Interested Party, and "Loan Documents" means the Repayment Agreement, any amendment thereto and each of the documents required to be executed and delivered to Bank in connection therewith, together with all of the Original Loan Documents.

                           "Third Line Note" shall mean the Third  Amended and
                  Restated Revolving Credit Note referred to in subsection 3(a) of this Repayment Agreement and attached hereto as Exhibit B.

                           "Third Term Note" shall mean the Second Amended and
                  Restated Term Note referred to in subsection 3(c) of this Repayment Agreement and attached hereto as Exhibit C.

                           ii) Section 1 of the Repayment Agreement is further amended by adding, in appropriate alphabetical order, the following definitions:

                           "Adjusted Net Income" means earnings before taxes,
                  plus depreciation and amortization, minus capital expenditures including capital expenditures for software development, all determined in accordance with GAAP consistently applied.

                           "Equity Infusion" means an infusion of cash or cash
                  equivalents into Borrower in the form of equity and in an amount of not less than $3,000,000.

                           "KCCI" means Key Corporate Capital, Inc., a
                  subsidiary of KeyBank, and successor by merger to KeyCorp Leasing, Ltd.

                           iii) The Repayment Agreement is amended by deeming all references to the Second Line Note and the Second Term Note to be references to the Third Line Note and the Third Term Note, respectively.

                           iv) Section 2 of the Repayment Agreement is amended by adding a new subsection (z) as follows:

                           "(z) Neither the Borrower nor the Guarantor owns nor
                  holds any federally registered copyrights."

                                v) The prefatory paragraph, and subsections (a),
                                (b), (c), (e) and (g) of Section 3 of the
                                Repayment Agreement are deleted, the following are inserted in lieu thereof:

                  "3. Restructure and Amendment of Loan Documents. The Obligations evidenced by the Original Notes, as same may have been amended and/or amended and restated from time to time, shall be restructured pursuant to the terms of the Third Amended and Restated Revolving Credit Note and the Third Amended and Restated Term Note. The Amended Notes do not constitute repayment or cancellation of all or any portion of the Indebtedness evidenced by the Original Notes. The Original Notes, and any amendment and/or restatement thereof, shall remain in full force and effect only for the purpose of evidencing any amounts due in connection with the Original Notes and any of the Loan Documents which for any reason in fact or in law, do not become Obligations of Borrower under the Amended Notes, as intended by the parties hereto. In connection with the restructure of the Obligations, the following amendments are hereby made to the Loan
                           Agreement:

         a) Subsection 1.1.1 of the Loan Agreement is deleted in its entirety, and the following inserted in lieu thereof:

                                    `1.1.1 Upon the request of Borrower, made at any time or from time to time between September 28, 1998 and October 31, 1998, inclusive, and between December 1, 1998 and October 31, 1999, inclusive, and so long as no Event of Default under this Agreement has occurred or is continuing, Bank shall make cash advances to Borrower in an amount up to:

                                    (a)     eighty percent (80%) of the
                                            aggregate outstanding amount of
                                            Eligible Domestic Accounts;

                                            PLUS

                                    (b)     at Borrower's option, eighty percent
                                            (80%) of the aggregate outstanding
                                            amount of Eligible Foreign Accounts;

                                            PLUS

                                    (c)     thirty five percent (35%) of the
                                            aggregate sum (not to exceed
                                            $2,500,000) of (i) Eligible Raw
                                            Inventory (valued at the lower of
                                            Borrower's and NemaSoft's cost, or
                                            market) and (ii) Eligible Finished
                                            Inventory (valued at Borrower's and
                                            NemaSoft's cost of production):

                                            PLUS

                                    (d)     only until the earlier of the
                                            occurrence of the Equity Infusion or
                                            April 15, 1999, the Permitted
                                            Overadvance;

                                            LESS

                                    (e)     the aggregate outstanding amountof
                                            any issued and outstanding Letters
                                            of Credit;

                                    PROVIDED, HOWEVER, that in no event shall the aggregate amount of outstanding cash advances made pursuant to this Section 1.1.1 ("BORROWING FORMULA") be, at any time, greater than the sum of (i) Five Million and 00/100 Dollars ($5,000,000.00) until the occurrence of the earlier of the Equity
                                    Infusion or April 15, 1999, and (ii) Four
                                    Million Dollars ($4,000,000) thereafter. The amount outstanding under the Line of Credit shall be evidenced by a Third Amended and Restated Revolving Credit Note dated as of January 31, 1999 ("NOTE"). The terms of the Note, and all renewals, modifications and amendments thereto, are hereby incorporated herein specifically by reference. Subject to the foregoing limitations Borrower may borrow, repay and reborrow under the Line of Credit. During the period between October 31, 1998 and December 1, 1998, the Line of Credit shall be suspended, and all funds received by Bank through the mechanism established by the Cash Collateral Agreement executed in connection with the Repayment Agreement may be, at Bank's option, applied to reduce the indebtedness evidenced by the Note.'

         b) The Loan Agreement is amended by deleting existing subsection 1.2.8 and inserting in lieu thereof the following:

                                    `1.2.8 "Permitted Overadvance" means an
                                    amount of up to (i) Seven Hundred
                                    Fifty-Three Thousand Three Hundred
                                    Forty-Five Dollars ($753,345) during the period between September 28, 1998 and October 31, 1998, (ii) Zero Dollars ($0) during the period October 31, 1998 through November 30, 1998, and (iii) One Million One Hundred Thousand Dollars ($1,100,000) during the period between December 1, 1998 and the earlier of the occurrence of the Equity Infusion or April 15, 1999.'

         c) Subsection 1.7 of the Loan Agreement is deleted and the following inserted in lieu thereof:

                                    `1.7 Term Loan. Bank agrees to lend Borrower the sum of One Million One Hundred Seventy Thousand and 00/100 Dollars ($1,170,000.00)
                                    ("Term Loan"). The Term Loan shall be
                                    evidenced by a Third Amended and Restated
                                    Term Note dated as of January 31, 1999
                                    ("Term Note") maturing on October 31, 1999, and containing other terms as set forth therein.'

         e) Article VI of the Loan Agreement is amended by deleting subsections
6.10 and 6.11, and inserting in lieu thereof the following:

                                    6.10       Borrower shall fail to obtain the
                                               Equity Infusion (as defined in
                                               the Repayment Agreement) on or
                                               before April 15, 1999.

                                    6.11       [Intentionally Omitted]

                           g) Subsection 3.5.10 of the Loan Agreement is renumbered as 3.5.11, and a new subsection
                                    3.5.10 is inserted as follows:

                                    `3.5.10 Until the occurrence of the Equity
                                    Infusion, by the second business day of each week, a rolling eight week projection, acceptable to Bank in the exercise of its reasonable business judgment, of anticipated cash receipts and disbursements, and showing that Borrower will at all times be in compliance with the Borrowing Formula, as well as an actual statement of cash receipts and disbursements for the immediately preceding week.'"

                                    vi) Section 3 of the Repayment Agreement is further amended by deleting subsection (h) and inserting new subsections (h), (i) and
                                    (j) as follows:

                           h) The Loan Agreement is amended by adding a new subsection 3.17 as follows:

                                    3.17 Commencing on January 1, 1999,
                                    Borrower's Adjusted Net Income shall not be less than the following amounts during the periods commencing January 1, 1999, and ending on the last day of each of the following months:


                                    Amount                                         Period
                                    ------                                         ------

                                    ($150,000)                                  January 1999
                                    ($100,000)                                  February 1999
                                    - 0 -                                       March 1999
                                    $125,000                                    April 1999
                                    $250,000                                    May 1999
                                    $400,000                                    June 1999
                                    $560,000                                    July 1999
                                    $640,000                                    August 1999
                                    $720,000                                    September 1999

                           i) The Loan Agreement is amended by adding a new subsection 3.18 as follows:

                                    3.18 On or before the earlier to occur of the Equity Infusion or April 15, 1999, Borrower shall pay to Bank a restructure fee of $30,000, plus a risk fee of $1,000 per day for each day on and after April 1, 1999, through the date on which the Equity Infusion occurs.

                           j) The Loan Agreement is amended by deleting the monetary reference "$6,000,000" (whether such reference is expressed numerically or is written out) wherever it occurs, and inserting in lieu thereof a monetary reference of "$5,000,000" until the earlier of the occurrence of the Equity Infusion or April 15, 1999, at which time the references to $5,000,000 in the Loan Agreement shall be deemed to be $4,000,000, unless the context clearly indicates otherwise."

                                    vii) The Repayment Agreement is hereby
                                    amended by deleting subsection 5(b) in its entirety and inserting the following in lieu thereof:

                           "b) Amendment to Mortgage. On or before January 31, 1999, Borrower shall execute and deliver to Bank a Third Amendment to Mortgage in the form of Exhibit D attached hereto."

                                    viii) The Repayment Agreement is amended by adding a new subsection 5(j) as follows:

                           "j) KCCI Security Documents. On or before January 31, 1999, Borrower shall deliver, or cause to be delivered to KeyBank all in form and substance acceptable to Bank, (i) a Security Agreement executed by Borrower and a Security Agreement executed by Guarantor granting a security interest in the Interested Parties' assets to KCCI, (ii) a Guaranty of Payment of Debt executed by Guarantor with respect to Borrower's lease obligations to KCCI, and (iii) UCC-1 financing statements executed by Guarantor in favor of KCCI."

                                    ix) The Repayment Agreement is amended by deleting all references therein to "Ohio law", and inserting a reference in lieu thereof to "Michigan law".

                                    x) The Repayment Agreement is amended by deleting Exhibits B, C and D, and replacing them with Exhibits B, C and D in the form of Annexes 1 through 3, respectively, attached hereto.


         3. Effective Date. The provisions of this Second Amendment shall be effective on January 31, 1999 ("Effective Date"), provided that (i) a fully executed copy of this Second Amendment, the Third Amended and Restated Revolving Credit Note, the Third Amended and Restated Term Note, the Third Amendment to Mortgage, the documents referenced in new subsection 5(j) of the Repayment Agreement and Borrower's corporate resolution authorizing the execution of each of the foregoing are delivered to Bank on or before 12:00 p.m. on January 31, 1999, and (ii) that all accrued interest on the Second Amended and Restated Term Note dated December 1, 1998, is paid on January 31, 1999.

         4. Loan Documents. Any reference in any of the Loan Documents to the Repayment Agreement or the Loan Agreement shall, from and after the Effective Date, be deemed to refer to the Repayment Agreement and the Loan Agreement as modified by this Second Amendment. Any and all references to the Amended Notes in the Repayment Agreement, the Loan Documents and this Second Amendment shall hereafter refer to the Amended Notes in the forms of the new Exhibits B and C, copies of which are attached hereto as Annexes 1 and 2.

         5. Conflicting Terms; No Other Modification. To the extent that any of the terms and conditions of this Second Amendment are inconsistent with the terms of the Repayment Agreement, the conditions of this Second Amendment shall prevail. Otherwise, unless expressly modified or superseded herein, all of the terms and conditions of the Repayment Agreement are ratified and confirmed and shall remain unaffected and in full force and effect.

         6. Course of Dealing. Interested Parties understand that the Loan Documents will be strictly enforced going forward, and that Bank's failure to insist on strict performance to date shall not be interposed as a defense to Bank's exercise of its legal rights, nor shall it constitute a waiver of any thereof.

         7. Release. Effective as of the date of the delivery of a fully executed copy or original of this Second Amendment, the Interested Parties jointly and severally agree to release and hereby do release and discharge, Bank and KCCI, their respective shareholders, agents, servants, employees, directors, officers, attorneys, affiliates, subsidiaries, successors and assigns and all persons, firms, corporations, and organizations acting on their behalf ("Bank Parties") of and from all damages, losses, claims, demands, liabilities, obligations, actions and causes of action whatsoever that each Interested Party has or claims to have against any Bank Party as of the date hereof and whether known or unknown at the time of this release, and of every nature and extent whatsoever on account of or in any way, directly or indirectly, touching, concerning, arising out of or founded upon the Loan Documents, or the relationship respecting any agreement between any Interested Party and any Bank Party.

         8. Third-Party Beneficiaries/Entire Agreement. All the conditions and obligations hereunder are imposed solely and exclusively for the benefit of the parties hereto and their successors and assigns. No other person or entity shall obtain any interest herein or require satisfaction of such conditions in accordance with the terms hereof or be entitled to assume that any of the parties hereto will enforce such conditions and obligations and no other person shall, under any circumstances, be a beneficiary of such conditions. This Second Amendment embodies the entire agreement and understanding between the parties hereto with respect to the subject matter of this Second Amendment and supersedes all prior and contemporaneous negotiations, agreements and understandings relative to such subject matter.

         9. Binding Effect; Governing Law. This Second Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of Michigan without regard to principles of conflict of laws.

         10. Counterparts. This Second Amendment may be executed in any number of counterparts, each of which, when so executed and delivered, shall be an original and all of which counterparts together shall constitute one and the same fully executed instrument.

         11. Consent and Reaffirmation of Guaranty. Guarantor, being guarantor of the Obligations of Borrower pursuant to a Continuing Guaranty dated October 6, 1995, joins in and consents to the within Second Amendment and agrees that the provisions of such guaranty are ratified and confirmed and that the guaranty remains in full force and effect.

         12. Corporate Authority. Borrower and Guarantor hereby represent and warrant to Bank that (a) Borrower and Guarantor have the legal power and authority to execute and deliver this Second Amendment; (b) the officials executing this Second Amendment have been duly authorized to execute and deliver the same and bind Borrower and Guarantor with respect to the provisions hereof;
(c) the execution and delivery hereof by Borrower and Guarantor and the performance and observance by Borrower and Guarantor of the provisions hereof do not violate or conflict with the organizational agreements of Borrower or Guarantor or any law applicable to Borrower or Guarantor or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrower or Guarantor; (d) this Second Amendment constitutes a valid and binding obligation of Borrower and Guarantor in every respect, enforceable in accordance with its terms.

         IN WITNESS WHEREOF, Interested Parties and Bank have caused this Second Amendment to be executed by their duly authorized officers as of the date first written above.

Address:                             NEMATRON CORPORATION

5840 Interface Drive                 By:________________________________________
Ann Arbor, Michigan  48103           Its:_______________________________________


Address:                             NEMASOFT, INC., Guarantor

5840 Interface Drive                 By:________________________________________
Ann Arbor, Michigan  48103           Its:_______________________________________



Address:                             KEYBANK NATIONAL ASSOCIATION

202 S. Michigan Street               By:________________________________________
P.O. Box 6
South Bend, Indiana  46601           Its:_______________________________________

EXHIBIT

  A.       THIRD AMENDED AND RESTATED REVOLVING CREDIT NOTE

  B.       THIRD AMENDED AND RESTATED TERM NOTE

  C.       THIRD AMENDMENT TO MORTGAGE

  D.       SECURITY AGREEMENT

  E.       GUARANTY

                                                      EXHIBIT A - BANK AGREEMENT

                THIRD AMENDED AND RESTATED REVOLVING CREDIT NOTE


$5,000,000.00                                       Dated as of January 31, 1999
                                                             Ann Arbor, Michigan


     On October 31, 1999, for value received, the undersigned (herein called the "Borrower") promises to pay to the order of KEYBANK NATIONAL ASSOCIATION, a national banking association (herein called the "Bank"), at its main office, in good and collected funds, the principal sum of Five Million and 00/100 Dollars ($5,000,000.00), or such lesser amount as shall be outstanding hereon at maturity, with interest from the date of the Note until October 31, 1999, at a floating rate per annum of two percent (2%) in excess of the Prime Rate of the Bank in effect from time to time, but not to exceed the maximum rate permitted by law, payable on the first day of each month, and at maturity, computed on the principal sum hereof remaining from time to time unpaid. In the event of any change in the Prime Rate of Bank, the interest rate on this Amended Note shall be immediately and correspondingly adjusted, but in no event shall the interest rate on this Amended Note prior to maturity exceed the highest rate permitted by law on the date of this Amended Note. The Prime Rate of Bank is defined as that rate established from time to time by Bank as Bank's Prime Rate, whether or not such rate is publicly announced; the Prime Rate may not be the lowest interest rate charged by Bank for commercial or other extensions of credit. After maturity or the occurrence of an Event of Default, the unpaid principal and accrued interest on this Amended Note shall, until paid, bear interest at a rate per annum equal to the greater of four percent (4%) in excess of the Prime Rate, which rate shall be immediately and correspondingly adjusted with each change in the Prime Rate, or sixteen percent (16%); but in no event shall the interest rate on this Amended Note after maturity exceed the highest rate permitted by law on the date of maturity.

     Borrower may prepay this Amended Note, in whole or in part, without the payment of any premium, but all such payments shall be applied to the principal installments of this Amended Note in the inverse order of their maturity.

     This Amended Note is issued pursuant to a certain Repayment Agreement executed on September 28, 1998, as amended by a First Amendment to Repayment Agreement and Fourth Amendment to Loan Agreement dated as of December 1, 1998, and as further amended by a Second Amendment to Repayment Agreement and Fifth Amendment to Loan Agreement of even date herewith by and between Borrower and Bank, among others (said Repayment Agreement as it may be from time to time amended, restated or otherwise modified being herein called the "Repayment Agreement") to which reference is hereby made for a statement of the rights of Bank and the duties and obligations of Borrower in relation thereto, but neither this reference to the Repayment Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of Borrower to pay the principal of and interest on this Amended Note when due. This Amended Note amends and restates in its entirety the Amended and Restated Revolving Credit Note dated September 28, 1998 in the principal amount of

$6,000,000.00, and the Second Amended and Restated Revolving Credit Note dated December 1, 1998, in the principal amount of $5,000000, including any amendments or modifications thereto, and referred to in the Repayment Agreement and does not represent evidence of new indebtedness, or repayment of any indebtedness. The notes which formerly evidenced the debt now evidenced by this Amended Note shall remain in full force and effect only for the purpose of evidencing any amounts due thereunder which for any reason, in fact or in law, that do not become obligations of the Borrower under this Amended Note as intended by the Borrower. Capitalized terms used herein and not defined shall have the meaning given to them in the Repayment Agreement. The headings of paragraphs of the Repayment Agreement and the titles of any and all documents executed in conjunction therewith, including this Amended Note, are for the convenience of reference only, and are not to be considered as limiting or otherwise affecting any of the terms hereof or thereof.

     This Amended Note and every other obligation, indebtedness, and liability of Borrower to Bank, whether joint or several, absolute or contingent, due or to become due, and whether heretofore or hereafter contracted or existing and in whatsoever manner acquired by or accruing to Bank, whether before or after maturity and whether the same may have been or shall be participated, in whole or in part to others, and including all amendments, extensions, and renewals thereof (all herein called "Obligations"), are secured as set forth in the Repayment Agreement.

     Borrower represents and warrants that it is a duly-organized and existing corporation under the laws of the State of Michigan that the execution and delivery hereof have been duly authorized by appropriate corporate action, that there is no prohibition either in law, in its articles of incorporation, by-laws, or regulations, or in any agreement to which it is a party which in any way restricts or prevents the execution of this Amended Note and performance of the Obligations herein in any respect, and that this Amended Note has been duly executed and is a valid and binding Obligation of Borrower.

     Borrower shall be in default hereunder if there shall occur an Event of Default as set forth in the Repayment Agreement. If there shall occur any Event of Default, Bank, by notice given to Borrower (only if and to the extent such notice is required by the Repayment Agreement), may declare the unpaid principal of and accrued interest owing upon this Amended Note and all other Obligations to be immediately due and payable and upon any such declaration such principal and interest shall become and be forthwith due and payable without any further notice, presentment, or demand of any kind, all of which are hereby expressly waived by Borrower. Further as provided in the Repayment Agreement for specific Events of Default, the unpaid principal and accrued interest owing upon this Amended Note and all other Obligations shall become and be forthwith due and payable without declaration, notice, presentment, or demand of any kind, all of which are hereby expressly waived by Borrower.

     Wherever used in this Amended Note, the term "Bank" shall include any holder or assignee of this Amended Note. Except for notice expressly required by the Repayment Agreement, if any, Borrower and each endorser, guarantor, and surety hereof waives presentment, demand for payment, protest, notice of protest, and notice of nonpayment, and further agrees and consents that, without notice and without affecting their liability hereon, the holder hereof at any time or times is authorized to: (a) correct patent errors and fill blanks herein; (b) cause or permit the signature of one or more additional makers, co-makers, sureties, guarantors and/or endorsers to be added hereto; (c) extend the time of payment of this Amended Note in whole or in part; (d) sell, exchange, surrender, substitute or otherwise deal with any collateral now or hereafter securing this Amended Note; (e) add or release any other person primarily or secondarily liable on this Amended Note; and (f) modify, waive, supplement or otherwise change the terms of any security agreement pertaining to this Amended Note.

     Borrower understands and agrees that this Amended Note is subject to and shall be construed according to the laws of the State of Michigan, without regard to principles of conflict of laws. Bank's rights, remedies, and powers that are expressly specified in this Amended Note are in addition to Bank's rights, remedies, and powers under any other instrument or agreement or under applicable law.

     Any deposits or sums at any time credited by or due from Bank to Borrower and any securities or other personal property of Borrower in the possession of Bank may at all times be held and treated as additional security for the payment of the Obligations. After the occurrence of any Event of Default, Bank may apply or set off such deposits or other sums against the Obligations at any time and without further notice.

     Any waiver of Bank's rights hereunder must be in writing and signed by Bank. A waiver on any one or more occasions shall not be construed as a bar to or waiver of any such right or remedy on a future occasion, nor as the establishment of a course of dealing with respect to such waiver(s) or any other action or inaction of Bank referred to in this paragraph. Delay or failure by Bank to exercise its powers, rights, or remedies, in whole or in part, shall not be deemed a waiver of any such power, right, or remedy; no single or partial exercise of any right, power, or remedy hereunder shall preclude the exercise of any other right, power, or remedy. All agreements, representations, and warranties made herein will survive the making of the loan evidenced by this Amended Note and will bind and inure to the benefit of Borrower and its successors and assigns and Bank and its successors and assigns.

     Any notice required or authorized to be given to Borrower pursuant to the provisions of this Amended Note shall be sufficiently given when such notice is either delivered, sent by telegram, or mailed (deposited for delivery, postage prepaid, by U.S. mail) to Borrower either at the address set forth below (as modified by any change therein which Borrower has supplied in writing to Bank) or at any other address at which Bank customarily communicates with Borrower.

     If any provision of this Amended Note, or any covenant, stipulation, obligation, agreement, act, or action, or part thereof made, assumed, entered into, or taken hereunder or any application thereof, is for any reason held to be illegal or invalid, such illegality or invalidity shall not affect any other provision or any other covenant, stipulation, obligation, agreement, act, or action or part thereof, made, assumed, entered into, or taken, each of which shall be construed and enforced as if such illegal or invalid portion were not contained herein. Such illegality or invalidity of any application of any provision hereof shall not affect any legal and valid application thereof, and each such provision, covenant, stipulation, obligation, agreement, act, or action, or part shall be deemed to be effective, operative, made, entered into, or taken in the manner and to the full extent permitted by law.

     The relationship between Borrower and Bank with respect to this Amended Note and any writing executed or delivered in connection herewith is and shall be solely that of debtor and creditor, respectively, and Bank has no fiduciary obligation toward Borrower with respect to any such document or the transactions contemplated thereby.

     This Amended Note and any agreement, document or instrument referred to herein or executed between Bank and Borrower on or as of the date hereof integrate all of the terms and conditions mentioned herein or incidental hereto and supersede all oral representations and negotiations and prior writings with respect to the subject matter hereof.

     Borrower agrees to promptly reimburse Bank for all costs and expenses, including attorney's fees of Bank's in-house or outside counsel incurred by Bank in connection with any restructurings of this Amended Note or any documents executed and delivered in connection herewith and in connection with any collection proceedings as a result of nonpayment of this Amended Note, as and when due and payable.

     Borrower has received consideration which is the reasonable equivalent value of the obligations and liabilities that Borrower has incurred to Bank. Borrower is not insolvent as defined in any applicable state or federal statute, nor will Borrower be rendered insolvent by the execution and delivery of this Amended Note to Bank. Borrower is not engaged or about to engage in any business or transaction for which the assets retained by it shall be an unreasonably small capital, taking into consideration the obligations to Bank incurred hereunder. Borrower does not intend to, nor does it believe that it will, incur debts beyond its ability to pay them as they mature.

     Borrower, to the extent permitted by law, waives any right to have a jury participate in resolving any dispute, whether sounding in contract, tort, or otherwise, between Bank and Borrower arising out of, in connection with, related to, or incidental to the relationship established between Borrower and Bank in connection with this Amended Note or any other agreement, instrument or document executed or delivered in connection therewith or the transactions related thereto.

Address:                          NEMATRON CORPORATION

5840 Interface Drive
Ann Arbor, Michigan  48103        By:___________________________________________

                                  Title:________________________________________

                                                      EXHIBIT B - BANK AGREEMENT

                      THIRD AMENDED AND RESTATED TERM NOTE


$1,170,000.00                                       Dated as of January 31, 1999
                                                    Ann Arbor, Michigan

     For value received, the undersigned (herein called "Borrower") promises to pay to the order of KEYBANK NATIONAL ASSOCIATION, Cleveland, Ohio (herein called "Bank"), in good and collected funds, at its main office, the principal sum of One Million One Hundred Seventy Thousand and 00/100 Dollars ($1,170,000.00) in ten (10) installments commencing February 1, 1999, and on the same day of each successive calendar month thereafter through October 1999, each of the first nine installments to be in the amount of Thirty Thousand Dollars ($30,000) plus accrued interest on the principal balance hereof, and the tenth installment being due on October 31, 1999 in an amount equal to all remaining principal and interest outstanding hereon Interest on the principal balance of this Amended Note shall be payable at a floating rate per annum of two percent (2%) in excess of the Prime Rate of Bank, computed on a 360 day year basis. In the event of any change in the Prime Rate of Bank, the interest rate on this Amended Note shall be immediately and correspondingly adjusted, but in no event shall the interest rate on this Amended Note prior to maturity exceed the highest rate permitted by law on the date of this Amended Note. The Prime Rate of Bank is defined as that rate established from time to time by Bank as Bank's Prime Rate, whether or not such rate is publicly announced; the Prime Rate may not be the lowest interest rate charged by Bank for commercial or other extensions of credit. After maturity or the occurrence of an Event of Default, the unpaid principal and accrued interest on this Amended Note shall, until paid, bear interest at a rate per annum equal to the greater of four percent (4%) in excess of the Prime Rate, which rate shall be immediately and correspondingly adjusted with each change in the Prime Rate, or sixteen percent (16%); but in no event shall the interest rate on this Amended Note after maturity exceed the highest rate permitted by law on the date of maturity.

     Borrower may prepay this Amended Note, in whole or in part, without the payment of any premium, but all such payments shall be applied to the principal installments of this Amended Note in the inverse order of their maturity.

     This Amended Note is issued pursuant to a certain Repayment Agreement executed on September 28, 1998, as amended by a First Amendment to Repayment Agreement and Fourth Amendment to Loan Agreement dated as of December 1, 1998, and as further amended by a Second Amendment to Repayment Agreement and Fifth Amendment to Loan Agreement of even date herewith and between Borrower and Bank, among others (said Repayment Agreement as it may be from time to time amended, restated or otherwise modified being herein called the "Repayment Agreement") to which reference is hereby made for a statement of the rights of Bank and the duties and obligations of Borrower in relation thereto, but neither this reference to the Repayment Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of Borrower to pay the principal of and interest on this Amended Note when due. This Amended Note amends and restates in its entirety the Amended and Restated Term Note dated September 28, 1998 in the principal amount of $1,230,000.00, and the Second Amended and Restated Term Note dated December 1, 1998, in the principal amount of $1,170,000, including any amendments or modifications thereto, and referred to in the Repayment Agreement and does not represent evidence of new indebtedness, or repayment of any indebtedness. The notes which formerly evidenced the debt now evidenced by this Amended Note shall remain in full force and effect only for the purpose of evidencing any amounts due thereunder which for any reason, in fact or in law, that do not become obligations of the Borrower under this Amended Note as intended by the Borrower. Capitalized terms used herein and not defined shall have the meaning given to them in the Repayment Agreement. The headings of paragraphs of the Repayment Agreement and the titles of any and all documents executed in conjunction therewith, including this Amended Note, are for the convenience of reference only, and are not to be considered as limiting or otherwise affecting any of the terms hereof or thereof.

     This Amended Note and every other obligation, indebtedness, and liability of Borrower to Bank, whether joint or several, absolute or contingent, due or to become due, and whether heretofore or hereafter contracted or existing and in whatsoever manner acquired by or accruing to Bank, whether before or after maturity and whether the same may have been or shall be participated, in whole or in part to others, and including all amendments, extensions, and renewals thereof (all herein called "Obligations"), are secured as set forth in the Repayment Agreement.

     Borrower represents and warrants that it is a duly-organized and existing corporation under the laws of the State of Michigan that the execution and delivery hereof have been duly authorized by appropriate corporate action, that there is no prohibition either in law, in its articles of incorporation, by-laws, or regulations, or in any agreement to which it is a party which in any way restricts or prevents the execution of this Amended Note and performance of the Obligations herein in any respect, and that this Amended Note has been duly executed and is a valid and binding Obligation of Borrower.

     Borrower shall be in default hereunder if there shall occur an Event of Default as set forth in the Repayment Agreement. If there shall occur any Event of Default, Bank, by notice given to Borrower (only if and to the extent such notice is required by the Repayment Agreement), may declare the unpaid principal of and accrued interest owing upon this Amended Note and all other Obligations to be immediately due and payable and upon any such declaration such principal and interest shall become and be forthwith due and payable without any further notice, presentment, or demand of any kind, all of which are hereby expressly waived by Borrower. Further as provided in the Repayment Agreement for specific Events of Default, the unpaid principal and accrued interest owing upon this Amended Note and all other Obligations shall become and be forthwith due and payable without declaration, notice, presentment, or demand of any kind, all of which are hereby expressly waived by Borrower.

     Wherever used in this Amended Note, the term "Bank" shall include any holder or assignee of this Amended Note. Except for notice expressly required by the Repayment Agreement, if any, Borrower and each endorser, guarantor, and surety hereof waives presentment, demand for payment, protest, notice of protest, and notice of nonpayment, and further agrees and consents that, without notice and without affecting their liability hereon, the holder hereof at any time or times is authorized to: (a) correct patent errors and fill blanks herein; (b) cause or permit the signature of one or more additional makers, co-makers, sureties, guarantors and/or endorsers to be added hereto; (c) extend the time of payment of this Amended
Note in whole or in part; (d) sell, exchange, surrender, substitute or otherwise deal with any collateral now or hereafter securing this Amended Note; (e) add or release any other person primarily or secondarily liable on this Amended Note; and (f) modify, waive, supplement or otherwise change the terms of any security agreement pertaining to this Amended Note.

     Borrower understands and agrees that this Amended Note is subject to and shall be construed according to the laws of the State of Michigan, without regard to principles of conflict of laws. Bank's rights, remedies, and powers that are expressly specified in this Amended Note are in addition to Bank's rights, remedies, and powers under any other instrument or agreement or under applicable law.

     Any deposits or sums at any time credited by or due from Bank to Borrower and any securities or other personal property of Borrower in the possession of Bank may at all times be held and treated as additional security for the payment of the Obligations. After the occurrence of any Event of Default, Bank may apply or set off such deposits or other sums against the Obligations at any time and without further notice.

     Any waiver of Bank's rights hereunder must be in writing and signed by Bank. A waiver on any one or more occasions shall not be construed as a bar to or waiver of any such right or remedy on a future occasion, nor as the establishment of a course of dealing with respect to such waiver(s) or any other action or inaction of Bank referred to in this paragraph. Delay or failure by Bank to exercise its powers, rights, or remedies, in whole or in part, shall not be deemed a waiver of any such power, right, or remedy; no single or partial exercise of any right, power, or remedy hereunder shall preclude the exercise of any other right, power, or remedy. All agreements, representations, and warranties made herein will survive the making of the loan evidenced by this Amended Note and will bind and inure to the benefit of Borrower and its successors and assigns and Bank and its successors and assigns.

     Any notice required or authorized to be given to Borrower pursuant to the provisions of this Amended Note shall be sufficiently given when such notice is either delivered, sent by telegram, or mailed (deposited for delivery, postage prepaid, by U.S. mail) to Borrower either at the address set forth below (as modified by any change therein which Borrower has supplied in writing to Bank) or at any other address at which Bank customarily communicates with Borrower.

     If any provision of this Amended Note, or any covenant, stipulation, obligation, agreement, act, or action, or part thereof made, assumed, entered into, or taken hereunder or any application thereof, is for any reason held to be illegal or invalid, such illegality or invalidity shall not affect any other provision or any other covenant, stipulation, obligation, agreement, act, or action or part thereof, made, assumed, entered into, or taken, each of which shall be construed and enforced as if such illegal or invalid portion were not contained herein. Such illegality or invalidity of any application of any provision hereof shall not affect any legal and valid application thereof, and each such provision, covenant, stipulation, obligation, agreement, act, or action, or part shall be deemed to be effective, operative, made, entered into, or taken in the manner and to the full extent permitted by law.

     The relationship between Borrower and Bank with respect to this Amended Note and any writing executed or delivered in connection herewith is and shall be solely that of debtor and creditor, respectively, and Bank has no fiduciary obligation toward Borrower with respect to any such document or the transactions contemplated thereby.

     This Amended Note and any agreement, document or instrument referred to herein or executed between Bank and Borrower on or as of the date hereof integrate all of the terms and conditions mentioned herein or incidental hereto and supersede all oral representations and negotiations and prior writings with respect to the subject matter hereof.

     Borrower agrees to promptly reimburse Bank for all costs and expenses, including attorney's fees of Bank's in-house or outside counsel incurred by Bank in connection with any restructurings of this Amended Note or any documents executed and delivered in connection herewith and in connection with any collection proceedings as a result of nonpayment of this Amended Note, as and when due and payable.

     Borrower has received consideration which is the reasonable equivalent value of the obligations and liabilities that Borrower has incurred to Bank. Borrower is not insolvent as defined in any applicable state or federal statute, nor will Borrower be rendered insolvent by the execution and delivery of this Amended Note to Bank. Borrower is not engaged or about to engage in any business or transaction for which the assets retained by it shall be an unreasonably small capital, taking into consideration the obligations to Bank incurred hereunder. Borrower does not intend to, nor does it believe that it will, incur debts beyond its ability to pay them as they mature.

     Borrower, to the extent permitted by law, waives any right to have a jury participate in resolving any dispute, whether sounding in contract, tort, or otherwise, between Bank and Borrower arising out of, in connection with, related to, or incidental to the relationship established between Borrower and Bank in connection with this Amended Note or any other agreement, instrument or document executed or delivered in connection therewith or the transactions related thereto.

Address:                          NEMATRON CORPORATION

5840 Interface Drive              By:______________________
Ann Arbor, Michigan  48103        Title:___________________

                                                      EXHIBIT C - BANK AGREEMENT

                           THIRD AMENDMENT TO MORTGAGE


         WHEREAS, to secure a promissory note, and any renewals, modifications or extensions thereof, in the original principal amount of $2,450,000 and dated November 14, 1994 ("Note") executed by NEMATRON CORPORATION ("Mortgagor") in favor of KEYBANK NATIONAL ASSOCIATION, fka Society Bank, Michigan ("Mortgagee"), pursuant to the terms of an Amended and Restated Loan Agreement dated November 18, 1994 ("Loan Agreement"), Mortgagor executed and delivered to Mortgagee a Mortgage and Security Agreement dated December 27, 1994 and recorded on February 7, 1995 in Liber 3078, Pages 519-523 of the Washtenaw County Records, as amended by an Amendment to Mortgage dated September 28, 1998, and a Second Amendment to Mortgage dated December 1, 1998 (the "Mortgage");

         WHEREAS, to clarify what obligations of Mortgagor to Mortgagee are secured by the Mortgage, Mortgagor and Mortgagee have agreed to further amend the Mortgage;

         WHEREAS, capitalized terms not defined herein shall have the meanings given to them in the Mortgage;

         NOW, THEREFORE, for valuable consideration received to their satisfaction, Mortgagor and Mortgagee mutually agree as follows:

         1. The Recitals are true, accurate and incorporated herein by reference.

         2. The Mortgage is hereby amended by deleting the first paragraph on page one of the Mortgage in its entirety and substituting the following in lieu thereof:

              "THIS MORTGAGE made and entered this 27th day of December, 1994, by and BETWEEN NEMATRON CORPORATION, a Michigan corporation, of 5840 Interface Drive, Ann Arbor, Michigan 48103 (hereafter referred to as "Mortgagor"), and KEYBANK NATIONAL ASSOCIATION, fka Society Bank, Michigan, a national banking association, of 100 South Main Street, Ann Arbor, Michigan 48104 (hereinafter referred to as "Mortgagee"), in order to secure the payment of the indebtedness evidenced by (i) that certain Third Amended and Restated Revolving Credit Note given by Mortgagor to the Mortgagee dated as of January 31, 1999, in the principal amount of Five Million Dollars ($5,000,000), which note amends and restates that certain Second Amended and Restated Revolving Credit Note given by Mortgagor to the Mortgagee dated as of December 1, 1998, in the principal amount of Five Million Dollars ($5,000,000) (which through a series of intervening notes amends and restates a promissory note in the original principal amount of $2,450,000 dated November 14, 1994 executed by Mortgagor in favor of

              Mortgagee), together with interest and any other payment obligations as provided therein, and any renewals, modifications, extensions, amendments and/or restatements thereto or thereof (the "Line Note"), and (ii) that certain Third Amended and Restated Term Note given by Mortgagor to Mortgagee dated January 31, 1999 in the principal amount of One Million One Hundred Seventy Thousand Dollars ($1,170,000), which note amends and restates that certain Second Amended and Restated Term Note given by Mortgagor to Mortgagee dated as of December 1, 1998, in the principal amount of One Million One Hundred Seventy Thousand Dollars ($1,170,000), together with interest and any other payment obligations as provided therein, and any renewals, modifications, extensions, amendments and/or restatements thereto or thereof (the "Term Note," and together with the Line Note, the "Notes"), as well as securing the performance of the covenants and obligations of the of the Mortgagor contained herein, the Mortgagor hereby mortgages and warrants to Mortgagee the real estate premises described below, subject to any easements, covenants and restrictions disclosed in the mortgage title policy insuring the Mortgagee's interest in the property, together with all rents, leases and profits; all improvements now or hereafter placed on said property; all building materials of any kind or nature, fixtures, machinery, equipment, hereafter acquired and/or now or hereafter located on the premises in connection with the operation of any and all improvements on the premises; and all easements, appurtenances, rights and privileges appertaining to such real estate (all such real and personal property being hereafter collectively referred to as the "Property"). The legal description of said real estate premises is attached hereto as Exhibit A."

         3. Except as amended by this instrument, all provisions of the Mortgage are ratified and confirmed and shall remain in full force and effect.

         4. Mortgagor hereby represents and warrants to Mortgagee that (a) Mortgagor has the legal power and authority to execute and deliver the within amendment; (b) the officials executing the within amendment have been duly authorized to execute and deliver the same and bind Mortgagor with respect to the provisions hereof; (c) the execution and delivery hereof by Mortgagor and the performance and observance by Mortgagor of the provisions hereof do not violate or conflict with the organizational agreements of Mortgagor or any law applicable to Mortgagor or result in a breach of any provisions of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Mortgagor; and (d) this amendment agreement constitutes a valid and binding obligation upon Mortgagor in every respect.

         IN WITNESS WHEREOF, Mortgagor and Mortgagee have caused this instrument to be executed by their duly authorized officers as of January 31, 1999.

Signed in the presence of:            MORTGAGOR:

____________________________          NEMATRON CORPORATION
Print name:_________________

                                      By:_______________________________________
____________________________
Print name:_________________          Title:____________________________________


Signed in the presence of:            MORTGAGEE:

____________________________          KEYBANK NATIONAL ASSOCIATION
Print name:_________________

                                      By:_______________________________________
____________________________               Nancy Terrill, Senior Vice President
Print name:_________________

                                                      EXHIBIT D - BANK AGREEMENT

                               SECURITY AGREEMENT

         This SECURITY AGREEMENT dated as of the 31st day of January, 1999, by and between NEMASOFT, INC. (herein called the "Grantor") and KEY CORPORATE CAPITAL INC. (herein called "KCCI"), successor by merger to KeyCorp Leasing Ltd.

                                   WITNESSETH:

         In consideration of the mutual covenants herein contained, and other good and valuable consideration, the parties here to agree as follows:

                                   SECTION ONE

                                   DEFINITIONS

"ACCOUNT", "CHATTEL PAPER", "CONSUMER GOODS", "DEPOSIT ACCOUNT", "DOCUMENT", "FARM PRODUCTS", "GENERAL INTANGIBLE", "GOODS", "INSTRUMENT", and "PROCEEDS" have the meanings as set forth in the Uniform Commercial Code as enacted in the State of Michigan, including any amendments thereof and any substitutions therefor, which definitions are hereby incorporated by reference as though fully rewritten herein.

"ACCOUNT RECEIVABLE" means:

         (a) any account receivable, Account, Chattel Paper, General Intangible, Document, or Instrument owned, acquired, or received by a Person,

         (b) any other indebtedness owed to or receivable owned, acquired, or received by a Person of whatever kind and however evidenced, and

         (c) any right, title, and interest in a Person's Goods which were sold, leased, or furnished by that Person and gave rise to either (a) or (b) above, or both of them. This includes, without limitation,

                  (1) any rights of stoppage in transit of a Person's sold,
                      leased, or furnished Goods,
                  (2) any rights to reclaim a Person's sold, leased, or
                      furnished Goods, and
                  (3) any rights a Person has in such sold, leased, or furnished
                      Goods that have been returned to or repossessed by that Person.

"CASH SECURITY" means all cash, Instruments, Deposit Accounts, and other cash equivalent, whether matured or unmatured, whether collected or in the process of collection, upon which Grantor presently has or may hereafter have any claim, that are presently or may hereafter be existing or maintained with, issued by, drawn upon, or in the possession of Bank.

"COLLATERAL" means:

         (a) all of Grantor's Accounts Receivable, whether now owned or hereafter acquired or received by Grantor,

         (b) all of Grantor's Inventory, whether now owned or hereafter acquired by Grantor,

         (c) all of Grantor's Equipment, whether now owned or hereafter acquired by Grantor,

         (d)      all of Grantor's Cash Security, and

         (e) all of the Proceeds, products, profits, and rents of each Grantor's Accounts Receivable, Inventory, Equipment, and Cash Security.

"EQUIPMENT" means:

         (a) any equipment, including without limitation, machinery, office furniture and furnishings, tools, dies, jigs, and molds,

         (b) all Goods that are used or bought for use primarily in a Person's business,

         (c) all Goods that are not Consumer Goods, Farm Products, or Inventory, and

         (d) all substitutes or replacements for, and all parts, accessories, additions, attachments, or accessions to (a) to
                  (c) above.

"INVENTORY" means:

         (a)      any inventory,

         (b)      all Goods that are raw materials,

         (c)      all Goods that are work in process,

         (d) all Goods that are materials used or consumed in the ordinary course of a Person's business,

         (e) all Goods that are, in the ordinary course of a Person's business, held for sale or lease or furnished or to be furnished under contracts of service, and

         (f) all substitutes and replacements for, and parts, accessories, additions, attachments, or accessions to (a) to (e) above.

"PERSON" shall mean any natural person, corporation (which shall be deemed to include business trust), association, partnership, joint venture, political entity, or political subdivision thereof.

                                   SECTION TWO

                              THE SECURITY INTEREST

         The Grantor hereby grants to KCCI, as the Secured Party hereunder, a security interest in the Collateral to secure the following (herein called the "Liabilities"):

         (a) certain equipment leasing transactions evidenced by a Master Equipment Lease Agreement dated March 25, 1997, by and between Nematron Corporation ("Lessee") and KCCI, and any and all Schedules attached thereto, including, but not limited to, Equipment Schedule No. 01 dated March 25, 1997 and Equipment Schedule No. 02 dated April 4, 1997, and including any amendments and/or modifications thereto (the "Lease Agreements"), the terms and conditions of which Lease Agreements are incorporated herein by reference and made a part hereof; and

         (b) all liabilities or obligations of the Grantor or Lessee to KCCI, howsoever evidenced, of every kind and description, including those indirect, contingent, to become due, or hereafter arising.

                                  SECTION THREE

                          COVENANTS AND REPRESENTATIONS

         The Grantor covenants and represents as follows:

         Section 2.1. Ownership. The Grantor is and shall continue to be the owner of the Collateral free of any lien or encumbrance (except those of KCCI) and will defend same against all adverse claims and demands.

         Section 2.2. Possession. Unless KCCI demands possession or agrees otherwise, the Grantor shall have possession of the Collateral in trust for KCCI and shall not sell, lease, encumber or dispose of the Collateral, except for inventory sold or leased in the ordinary course of the Grantor's business.

         Section 2.3. Maintenance. Grantor, at its own cost and expense, shall keep each tangible item of Collateral in good repair, condition and working order and shall furnish any and all parts, mechanisms and devices required to keep each tangible item of Collateral in good mechanical and working order.

         Section 2.4. Insurance. Grantor shall keep the Collateral insured against all risks of loss, theft or damage from every cause whatsoever and shall carry public liability and property damage insurance on the Collateral in coverage, form and amount satisfactory to KCCI and with companies approved by KCCI. Such insurance shall be in the name of Grantor and shall name KCCI as an additional insured and as a loss payee. Grantor shall pay all premiums thereon and shall deliver such policies or certificates of insurance thereof to KCCI. Grantor shall cause each insurer to agree, by endorsement upon the policy or policies or certificates of insurance issued by it or by independent instrument furnished to KCCI, that such insurer will give thirty (30) days written notice to KCCI before such policy or policies will be altered or canceled. The Grantor shall provide written notification to KCCI of any changes in the insurance coverage. The proceeds of any insurance resulting from loss, theft or damage to the Collateral shall at KCCI's option be applied toward (i) the repair, restoration or replacement of such Collateral, or (ii) toward payment of Lessee's obligations under the Lease, or (iii) Grantor's obligations, if any, to KCCI. Grantor appoints KCCI as Grantor's attorney-in-fact to make any claim for, to receive payment for and to execute and endorse any documents, checks or other instruments in payment for loss, theft or damage under such insurance policy; provided, however, that such appointment by Grantor shall not be effective unless and until an event of default hereunder has occurred and is continuing.

         Section 2.5. Financial Statements of Grantor. Grantor shall provide KCCI, within 120 days of Grantor's fiscal year end, a copy of the balance sheet as of the end of such fiscal year and related statements of income and retained earnings for such fiscal year certified by an independent public accountant acceptable to KCCI. In addition, Grantor shall provide KCCI, within 90 days of Grantor's fiscal quarter-end, a copy of the balance sheet as of the end of such quarter-end and related statements of income and retained earnings for such fiscal quarter-end certified by an authorized officer (or partner) of the Grantor, if KCCI shall so request.

         Section 2.6. Sale or Lease of Collateral. If any part of the Collateral is sold or leased other than in the ordinary course of the Grantor's business, the Grantor agrees to keep the proceeds thereof separate from all other funds of Grantor; and KCCI is hereby granted a security interest in any sales agreement or lease and all amounts due and to become due thereunder, which amounts the Grantor agrees to assign to KCCI by separate instrument at KCCI's request. If the Grantor collects any amount due under any such lease, such amounts shall be kept separate from all other funds of Grantor and shall be remitted by the Grantor to KCCI on demand. All proceeds received by KCCI shall be applied against the Liabilities in such order and at such times as KCCI shall determine.

         Section 2.7. Collection of Accounts Receivable. If Collateral includes accounts receivable, the Grantor agrees to collect all such accounts receivable as they become due, unless otherwise directed by KCCI upon the occurrence of a continuing Event of Default and, upon the occurrence of such Event of Default, KCCI shall have the right to notify any and all account debtors to make all payments due the Grantor directly to KCCI.

                                  SECTION FOUR

                         EVENTS OF DEFAULT AND REMEDIES

         Section 3.1. Events of Default. Any of the following events or conditions shall constitute an event of default hereunder: (i) The occurrence of an event of default under the Lease Agreements; (ii) Failure by Grantor to observe or perform any provision of this Agreement or of any other instrument pertaining to the Liabilities; (iii) KCCI shall deem itself insecure, in good faith believing that the prospect of payment of the Liabilities or performance of the Lease Agreements is impaired.

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
         Section 3.2. Rights After Default. Upon occurrence of any event of default, all the Liabilities, at the option of KCCI, shall become due and payable immediately upon notice to Grantor. Upon the occurrence of any such event of default and at all times thereafter, KCCI shall have the rights and remedies of a secured party under the Michigan Uniform Commercial Code in addition to the rights and remedies provided elsewhere within the Security Agreement or in any other writing executed by Grantor. KCCI may require Grantor to assemble the Collateral and make it available to KCCI at a reasonably convenient place to be designated by KCCI. At any time or times after the Liabilities become due, KCCI is empowered to collect, sell, assign, transfer, set over and deliver the whole or any part of the Collateral, as may be appropriate, at public or private sale, either for cash or on credit or for future delivery, without assumption of credit risk, without demand, advertisement or notice, which are hereby expressly waived, unless prohibited by law, and at any such sale KCCI may become the purchaser of the whole or any part of the Collateral, discharged from any right of redemption. Unless the Collateral is perishable, threatens to decline speedily in value, or is of a type customarily sold on a recognized market, KCCI will give Grantor reasonable notice of the time and place of any public sale of the Collateral or of the time after which any private sale or other intended disposition thereof is to be made. The requirement of reasonable notice shall be met if such notice is mailed (deposited for delivery, postage prepaid, by U.S. mail) to either, at KCCI's option, (1) Grantor's address set forth herein (as modified by any change therein which Grantor has supplied in writing to KCCI) or (2) Grantor's address at which KCCI customarily communicates with Grantor, at least ten (10) days before the time of the public sale or the time after which any private sale or other intended disposition thereof is to be made. At any such public or private sale, KCCI may purchase the Collateral. After deduction for KCCI's related expenses, the net proceeds of any such sale shall be applied in satisfaction of the Liabilities in such order of preference as KCCI may determine. Any excess, to the extent permitted by law, shall be paid to Grantor, and Grantor shall remain liable for any deficiency.

                                  SECTION FIVE

                                  MISCELLANEOUS

         Section 4.1. Waiver. KCCI shall not be deemed to have waived any of its rights hereunder or in the Collateral (or any part thereof) unless such waiver is in writing, and no delay or omission by KCCI in exercising any right shall operate as a waiver thereof or of any other right. KCCI may permit the Grantor to remedy any default without waiving the default so remedied and KCCI may waive any default without waiving any other subsequent or prior default by the Grantor.

         Section 4.2. Expenses and Application of Proceeds. The Grantor shall reimburse KCCI for any expense incurred by KCCI in protecting or enforcing its rights under this Agreement including, without limitation, attorneys' fees and legal expenses and all expenses of taking possession, holding, preparing for disposition or disposing of the Collateral. After deduction of such expenses, KCCI may apply the proceeds from disposition to the Liabilities in such order and amounts as it elects.

         Section 4.3. Authority to Complete and Perform. KCCI is authorized to fill in any blank space herein, to correct patent errors herein, to complete or correct the description of the Collateral and to date this Agreement. If the Grantor fails to act as required by this Agreement or the Liabilities, KCCI is authorized, in the Grantor's name or otherwise, to take any such action including, without limitation, signing the Grantor's name or paying any amount so required and the cost of taking such action shall be one of the Liabilities secured hereby from the date of payment by KCCI.

         Section 4.4. Parties Bound. Each person signing this Agreement, other than KCCI, is a Grantor, and the Liabilities hereunder of all the Grantors are joint and several. This Agreement benefits KCCI, its successors and assigns, and binds the Grantors and their respective heirs, personal representatives, successors and assigns.

         Section 4.5. Notices. Written notice, when required by law, sent to the address of the Grantor at least 10 calendar days (counting the day of sending) before the date of a proposed disposition of the Collateral is reasonable notice.

         Section 4.6. Term. This Agreement and the security interest in the collateral created hereby shall terminate when the Liabilities have been paid in full and all other agreements between the Grantor and

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
KCCI relating to the Liabilities have terminated, and prior to such payment and termination, this shall be a continuing agreement.

         Section 4.7. Execution of Documents. The Grantor will execute all necessary documents to accomplish the purpose hereof, including financing statements required to perfect and continue the validity of the security interest of KCCI hereunder.

         Section 4.8. Governing Law. This Agreement shall be deemed to be a contract made under and shall be construed in accordance with the governed by the laws of the State of Michigan.

         IN WITNESS WHEREOF, the parties have caused this Security Agreement to be executed on the date first above written.

SECURED PARTY                              GRANTOR
KEY CORPORATE CAPITAL INC.                 NEMASOFT, INC.
127 Public Square                          5840 Interface Drive
Cleveland, Ohio  44114                     Ann Arbor, Michigan  48103

By:_______________________________         By:__________________________________

Title:____________________________         Title:_______________________________

                                                       EXHIBIT E - BANK AGREMENT

KEY CORPORATE CAPITAL INC.
127 Public Square, 6th Floor
Cleveland, Ohio 44114-1306

                                    GUARANTY

For valuable consideration received to the full satisfaction of the undersigned, and in order to induce KEY CORPORATE CAPITAL INC. (the "Lessor") to extend credit to, to continue to extend credit to and/or to purchase or assume obligations of NEMATRON CORPORATION (the "Lessee"), the undersigned unconditionally and absolutely guarantees to Lessor the prompt payment when due, whether by acceleration or otherwise, of all obligations, direct or indirect, now existing or hereafter created or acquired and however evidenced or secured, of any kind or nature of Lessee to Lessor, and the full and prompt performance by Lessee of all of the terms, provisions and conditions contained in any lease, promissory note, draft, agreement or other instrument evidencing, securing or pertaining to any of said obligations (hereafter, the "Obligations").

The undersigned hereby acknowledges that there exists and will hereafter exist economic and business contacts and activities between Lessee and the undersigned which will be of benefit to the undersigned and the guaranty by the undersigned of the Obligations hereunder will result in direct financial benefit to the undersigned.

The undersigned waives (i) notice of acceptance of this Guaranty, (ii) presentment, demand, protest or other notice of any kind, (iii) all defenses based on suretyship or the impairment of collateral, and (iv) any defenses which Lessee may assert against the Obligations including, but not limited to, failure of consideration, breach of warranty, statute of frauds, lack of legal capacity and accord and satisfaction. The undersigned agrees that no act or omission of any kind on the part of Lessor or its successors and assigns shall adversely affect or impair this Guaranty. Lessor may, without notice to the undersigned, extend the time for any payment under any note, lease, draft or instrument, extend the term of, modify or amend any note, lease, draft or instrument, and otherwise agree in any manner with Lessee, and Lessor may release, exchange, enforce and otherwise deal with the equipment subject to any lease and any collateral or security relating to the Obligations without affecting the unconditional obligation of the undersigned under this Guaranty. The undersigned hereby waives all rights it may have at law or in equity, including, without limitation, rights under any law subrogating the undersigned to the rights of Lessor, to seek contribution, indemnification, or any other form of reimbursement from Lessee, and any other guarantor or any other person or entity now or hereafter primarily or secondarily liable for any obligations of Lessee to Lessor, for any payment or disbursement made by the undersigned under or in connection with this Guaranty.

The undersigned agrees that it shall not be necessary for Lessor to resort to or exhaust any of its remedies against the Lessee or any collateral or security held by Lessor prior to requesting payment or performance by the undersigned of any of the Obligations.

This Guaranty shall be binding upon the undersigned and its heirs, executors, administrators, successors and assigns of the undersigned and shall inure to the benefit of Lessor and its successors and assigns.

IN WITNESS WHEREOF, the undersigned has executed this Guaranty this 31st day of January, 1999.

                                         GUARANTOR:
In the Presence of:                      NEMASOFT, INC.

_____________________________            By:____________________________________

_____________________________            Title:_________________________________

                                         Address: ______________________________
                                                  ______________________________

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